AMENDMENT

                    TO TRANSFER AGENCY AND SERVICE AGREEMENT
                                     BETWEEN
                                 HIGHMARK FUNDS.
                                       AND
                       STATE STREET BANK AND TRUST COMPANY

This Amendment is made as of this 11th day of October 2006 between Highmark Funds (the "Fund") and State Street Bank and Trust Company (the "Transfer Agent"). In accordance with ARTICLE 12 (AMENDMENT) of the Transfer Agency and Service Agreement between the Fund and the Transfer Agent dated as of February 15, 1997 (the "Agreement") the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

1. SCHEDULE A. The Schedule A to the Agreement is replaced effective November 6, 2006 with the attached Schedule A dated November 6, 2006.

2. All defined terms and definitions in the Agreement shall be the same in this amendment (the "Amendment") except as specifically revised by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.


HIGHMARK FUNDS                                       STATE STREET BANK AND TRUST
                                                     COMPANY

By: /s/ Greg Knopf                                   By: /s/ Joseph L. Hooley
   -----------------------------------------            ------------------------
                                                        Joseph L. Hooley
Name:  Greg Knopf                                       Executive Vice President
      -------------------------------------

Title: Vice President & Assistant Secretary
      -------------------------------------

                                   SCHEDULE A
                                      FUNDS
                             DATED: NOVEMBER 6, 2006
HighMark California Tax-Free Money Market Fund (Fiduciary, Class S and Retail Shares)

HighMark Diversified Money Market Fund (Fiduciary, Class S and Retail Shares)

HighMark U.S. Government Money Market Fund (Fiduciary, Class S and Retail Shares)

HighMark 100% U.S. Treasury Money Market Fund (Fiduciary, Class S and Retail Shares)

HighMark Balanced Fund (Fiduciary and Retail Shares)

HighMark Large-Cap Growth Fund (Fiduciary and Retail Shares)

HighMark Large Cap Value Fund, formerly, Income Equity Fund (Fiduciary and Retail Shares)

HighMark Bond Fund (Fiduciary and Retail Shares)

HighMark Value Momentum Fund (Fiduciary and Retail Shares)

HighMark National Intermediate Tax Free Bond Fund (Fiduciary and Retail Shares)

HighMark California Intermediate Tax Free Bond Fund (Fiduciary and Retail Shares)

HighMark Small Cap Value Fund (Fiduciary and Retail Shares)

HighMark Core Equity Fund (Fiduciary and Retail Shares)

HighMark Small Cap Growth Fund (Fiduciary and Retail Shares)

HighMark International Opportunities Fund (Fiduciary, Class M and Retail Shares)

HighMark Cognitive Value Fund (Fiduciary, Class M and Retail Shares)

HighMark Enhanced Growth Fund (Fiduciary, Class M and Retail Shares)

HighMark Short Term Bond Fund (Fiduciary and Retail Shares)

HighMark Income Plus Allocation Fund (Fiduciary and Retail Shares)

HighMark Growth & Income Allocation Fund (Fiduciary and Retail Shares)

HighMark Capital Growth Allocation Fund (Fiduciary and Retail Shares)

HighMark Diversified Equity Allocation Fund (Fiduciary and Retail Shares)

HIGHMARK FUNDS                                       STATE STREET BANK AND TRUST
                                                     COMPANY

By: /s/ Greg Knopf                                   By: /s/ Joseph L. Hooley
   ----------------------------------------             ------------------------
                                                        Joseph L. Hooley
Name: Greg Knopf                                        Executive Vice President
     --------------------------------------

Title: Vice President & Assistant Secretary
      -------------------------------------